--------------------------------------------------------------------------------
INTERNATIONAL MID-CAP
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Alliance Worldwide Privatization Fund

Annual Report
June 30, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
August 21, 2002

Dear Shareholder:

This report contains the performance, market overview and outlook for Alliance Worldwide Privatization Fund (the "Fund") for the annual reporting period ended June 30, 2002.

Investment Objective and Policies

This open-end fund seeks long-term capital appreciation. The Fund invests substantially all of its assets in equity securities issued by companies that are undergoing, or have undergone, privatization, and in securities of companies believed by Allinace to be beneficiaries of privatizations.

Investment Results

The following table provides the performance results for the Fund and the Morgan Stanley Capital International (MSCI) World (minus the U.S.) Index, as well as the MSCI Emerging Markets Free (EMF) Index, for the six- and 12-month periods ended June 30, 2002. We also have included the performance results for the Fund's benchmark, a 65%/35% composite of the MSCI World (minus the U.S.) Index and the MSCI EMF Index, respectively, which more closely reflects the Fund's investment orientation and portfolio characteristics than either of the indices standing alone.

INVESTMENT RESULTS*
Periods Ended June 30, 2002

                                                           ---------------------
                                                                Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------
Alliance Worldwide
Privatization Fund
  Class A                                                    1.87%        -6.51%
--------------------------------------------------------------------------------
  Class B                                                    1.58%        -7.21%
--------------------------------------------------------------------------------
  Class C                                                    1.58%        -7.21%
--------------------------------------------------------------------------------

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------
MSCI World
(minus the U.S.)
Index                                                       -1.44%        -9.14%
--------------------------------------------------------------------------------
MSCI EMF
Index                                                        2.07%         1.31%
--------------------------------------------------------------------------------
65%/35%
Composite:
MSCI World
(minus the U.S.)
Index/MSCI
EMF Index                                                   -0.21%        -5.48%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of June 30, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Morgan Stanley Capital International (MSCI) World (minus the U.S.) Index is a market capitalization-weighted index that measures the performance of stock markets in 22 countries outside the United States. The unmanaged MSCI Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin. An investor cannot


--------------------------------------------------------------------------------
                                       ALLIANCE WORLDWIDE PRIVATIZATION FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      invest directly in an index, and its results are not indicative of any specific investment, including Alliance Worldwide Privatization Fund.

      Additional investment results appear on pages 5-8.

Investment Results

During the six- and 12-month periods ended June 30, 2002, the Fund's Class A shares returned 1.87% and -6.51%, respectively. The Fund's benchmark, a composite of the Morgan Stanley Capital International (MSCI) World (minus the U.S.) and the MSCI Emerging Markets Free (EMF) Indices posted returns of -0.21% and -5.48% during the respective reporting periods.

Over the 12-month period, the Fund modestly underperformed its composite benchmark. Asset allocation was the main reason for the underperformance, most notably the Fund's relative underweight position in emerging Asian equities. While stock selection made a broadly positive contribution to investment performance, it was insufficient to negate the asset allocation results. Within stock selection, financial stock picks across all regions, with the exception of Japan and the Fund's global energy holdings, proved particularly positive. Telecommunications holdings were the only significant negative factor impacting performance.

The Fund outperformed its composite benchmark over the six-month period, driven by positive contributions from both stock selection and asset allocation.

Market Review

Equity markets performed poorly during the review period as the health of the global economy remained fragile and the timing and prospects of a recovery were far from transparent. Global investor confidence was negatively affected by uncertainty over accounting and corporate governance standards following several large-scale company failures in the U.S. Corporate earnings forecasts were widely revised downward as weaker economic activity and a contraction in capital investment led to lower profitability. The tragic events of September 11 and subsequent war on terrorism, combined with continued instability in the Middle East and raised tension between India and Pakistan, contributed further to the stock market's woes.

Amongst the developed markets, the funds that underperformed were those with high relative exposure to the technology sectors such as Finland, Ireland, Sweden and the U.S. Despite financial problems besetting selected emerging market economies, most notably Argentina and Turkey, emerging markets outperformed their developed market peers. The best performers among these markets were Asian exchanges such as Korea and Thailand, where corporate balance sheet restructuring and economic reform had previously been implemented, and convergence plays such as the East European and Mexican stock markets.

Sector performance varied widely during the period. The technology and


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2 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

telecommunications groups produced woeful investment returns as the technology sector was hindered by a capitulation in information technology (IT) spending and telecommunications companies faced excess capacity, lower demand and stressed balance sheets. The consumer staples sector performed strongly as investors found the visible earnings profile and defensive nature of the group an attractive proposition. Materials also witnessed favorable returns as consolidation and capacity discipline led to a constructive pricing environment.

Given market conditions, it was no surprise that privatization deal flow was slightly muted in the review period compared to previous years. However, we were encouraged to see several Asian countries, particularly China and Malaysia, undertake significant privatization deals. Within Europe, a number of countries prepared privatization programs, and deals placed in the market included the privatization of the Greek gaming company OPAP. Interestingly, investor appetite for the privatization segment of the initial public offering (IPO) market appeared to be more robust than the broader IPO market.

Investment Outlook

While it is uncertain as to when the global economy will recover from its current malaise, we believe governments and policymakers have taken the correct steps to stimulate an upturn in activity. Should weakness persist, we would welcome further cuts in interest rates.

In our view, equity valuations look cheap when compared to historical valuations and to other asset classes. An economic revival should result in a rebound in both corporate earnings growth and cash flow generation; indeed many companies are likely to not only benefit from improved top line performance but also from the benefits of recent cost-cutting measures, improved inventory management, reduced capital spending and internal restructuring.

We still have some concerns that further corporate governance upsets could hurt the equity markets but are hopeful that the regulatory authorities are taking appropriate measure to restore investor confidence in the system. We continue to focus the portfolio on companies with superior growth potential and strong management teams in the belief that such companies will generate higher long-term investment returns.

We anticipate the pace of privatization activity to accelerate as the global economic outlook improves. The established trend of privatization transactions broadening across new industry sectors is expected to persist. We also expect a number of countries that have previously not participated in the privatization process to do so, thus offering the Fund a wealth of future exciting investment opportunities.

We continue to emphasize diversification in the Fund's portfolio, as the success of privatization gives us access to investment opportunities in new countries and an expanding number


--------------------------------------------------------------------------------
                                       ALLIANCE WORLDWIDE PRIVATIZATION FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

of industries. Currently, we own about 100 different issues with representation in over 30 countries and 35 different industries. Our aim is to provide a core international fund with exposure to this exciting area.

Thank you for your continued interest and investment in Alliance Worldwide Privatization Fund. We look forward to reporting the Fund's progress to you in the upcoming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Senior Vice President

[PHOTO]  John D. Carifa

[PHOTO]  Mark H. Breedon

Mark H. Breedon, Portfolio Manager, has over 25 years of investment experience.


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4 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE WORLDWIDE PRIVATIZATION FUND
GROWTH OF A $10,000 INVESTMENT
6/30/94* TO 6/30/02

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                              [PLOT POINTS TO COME]

Alliance Worldwide Privatization Fund Class A: $15,199
Composite:                                     $10,958
MSCI World (minus the U.S.) Index:             $12,609
MSCI EMF Index:                                 $7,892

                      Alliance      MSCI Emerging
                      Worldwide       Markets       MSCI World
                     Privatization      Free        (minus the
                         Fund          Index           U.S.)        Composite
-------------------------------------------------------------------------------
6/30/1994                9,578         10,000         10,000         10,000
6/30/1995               10,000          9,998         10,258         10,167
6/30/1996               11,916         10,845         11,663         11,377
6/30/1997               14,914         12,236         13,281         12,915
6/30/1998               16,273          7,454         14,156         11,810
6/30/1999               17,877          9,594         15,244         13,267
6/30/2000               22,213         10,502         18,154         15,476
6/30/2001               16,257          7,790         13,877         11,747
6/30/2002               15,199          7,892         12,609         10,958

This chart illustrates the total value of an assumed $10,000 investment in Alliance Worldwide Privatization Fund Class A shares at net asset value
(NAV)(from 6/30/94 to 6/30/02) as compared to the performance of appropriate indices. Total return does not reflect the dedution of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) World (minus the U.S.) Index is a market capitalization-weighted index that measures the performance of stock markets in 22 countries outside the United States.

The unmanaged MSCI Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin.

The composite is a blend of 65% of the MSCI World (minus the U.S) Index and 35% of the MSCI EMF Index.

When comparing Alliance Worldwide Privatization Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Worldwide Privatization Fund.

*     Closest month-end after Fund's Class A share inception date of 6/2/94.


--------------------------------------------------------------------------------
                                       ALLIANCE WORLDWIDE PRIVATIZATION FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE WORLDWIDE PRIVATIZATION FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 6/30

                               [BAR CHART OMITTED]

         Alliance Worldwide Privatization Fund-Yearly Periods Ended 6/30
--------------------------------------------------------------------------------
                             Alliance Worldwide
                             Privatization Fund              Composite*
--------------------------------------------------------------------------------
      6/30/94**                     -2.50%                    -0.21%
      6/30/95                        4.41%                     1.67%
      6/30/96                       19.16%                    11.87%
      6/30/97                       25.16%                    13.50%
      6/30/98                        9.11%                    -9.39%
      6/30/99                        9.86%                    15.04%
      6/30/00                       24.26%                    15.72%
      6/30/01                      -26.81%                   -24.57%
      6/30/02                       -6.51%                    -5.48%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class B, Class C and Advisor Class shares will vary from the results shown above due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

* Composite: 65% Morgan Stanley Capital International (MSCI) World (minus the U.S.) Index/ 35% MSCI Emerging Markets Free (EMF) Index. The unmanaged MSCI World (minus the U.S.) Index is a market capitalization-weighted index that measures the performance of stock markets in 22 countries outside the United States. The unmanaged MSCI EMF Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Worldwide Privatization Fund.

** The Fund's return for the period ended 6/30/94 is from the Fund's inception date of 6/2/94 through 6/30/94. The benchmark's return for the period ended 6/30/94 is from 5/31/94 through 6/30/94.


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6 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
June 30, 2002

INCEPTION DATES                   PORTFOLIO STATISTICS

Class A Shares                    Net Assets ($mil): $265.2
6/2/94                            Average Market Capitalization ($mil): $10,189
Class B Shares
6/2/94
Class C Shares
2/8/95

SECTOR BREAKDOWN

19.9% Finance
19.0% Consumer Services
13.5% Utilities
13.1% Energy
 8.6% Transportation                   [PIE CHART OMITTED]
 7.4% Health Care
 7.1% Technology
 5.3% Consumer Staples
 4.7% Basic Industry
 0.3% Multi-Industry
 0.2% Aerospace & Defense

 0.9% Short-Term

SECURITY BREAKDOWN

88.1% Common Stock
 8.7% American Depositary Receipt       [PIE CHART OMITTED]
 1.2% Global Depositary Receipt
 1.1% Preferred Stock
 0.9% Time Deposit

All data as of June 30, 2002. The Fund's sector and security breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                       ALLIANCE WORLDWIDE PRIVATIZATION FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS


AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                                    Without Sales Charge       With Sales Charge
            1 Year                       -6.51%                    -10.49%
           5 Years                        0.38%                     -0.49%
   Since Inception*                       5.55%                      4.99%

Class B Shares
--------------------------------------------------------------------------------
                                    Without Sales Charge       With Sales Charge
            1 Year                       -7.21%                    -10.92%
           5 Years                       -0.37%                     -0.37%
   Since Inception*                       5.94%                      5.94%

Class C Shares
--------------------------------------------------------------------------------
                                    Without Sales Charge       With Sales Charge
            1 Year                       -7.21%                     -8.14%
           5 Years                       -0.37%                     -0.37%
   Since Inception*                       5.94%                      5.94%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

Substantially, all of the Fund's assets will be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since Inception: 6/2/94 Class A and Class B; 2/8/95 Class C.


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8 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
June 30, 2002

                                                                      Percent of
Company                                               U.S. $ Value    Net Assets
--------------------------------------------------------------------------------
BNP Paribas, SA--Attracts deposits
   and offers banking services.                         $9,545,941          3.6%
--------------------------------------------------------------------------------
Japan Tobacco, Inc.--Manufactures
   and distributes tobacco products
   in Japan.                                             9,419,359          3.5
--------------------------------------------------------------------------------
Kookmin Bank--Provides various
   commercial banking services such
   as deposits, credit cards, trust
   funds, foreign exchange
   transactions, corporate finance
   and internet banking services.                        9,051,016          3.4
--------------------------------------------------------------------------------
Nomura Holdings, Inc.--A comprehensive
   securities company whose
   financial services include
   dealing, brokerage, underwriting
   and distribution of
   securities.The company has
   subsidiaries all over the world.                      8,121,495          3.1
--------------------------------------------------------------------------------
Pharmacia Corp.--The company
   researches, manufactures and
   sells pharmaceuticals worldwide.
   The company's pharmaceutical
   segment includes prescription
   products for humans and animals,
   bulk pharmaceuticals and
   contract manufacturing. The
   company's agricultural products
   segment is comprised of
   chemicals, seeds and genomics,
   as well as animal productivity
   and nutrition research.                               7,692,230          2.9
--------------------------------------------------------------------------------
ENI SpA--Explores, distributes and
   markets oil, gas and petrochemicals.
   The company also offers oilfield and
   engineering services and operates
   in over 70 countries.                                 6,343,333          2.4
--------------------------------------------------------------------------------
NTT DoCoMo, Inc.--Provides various
   telecommunication services including
   cellular phones, personal handyphone
   systems (PHS), paging, satellite
   mobile communication and wireless
   Private Branch Exchange system
   services.                                             6,085,113          2.3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       ALLIANCE WORLDWIDE PRIVATIZATION FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

                                                                      Percent of
Company                                                U.S. $ Value   Net Assets
--------------------------------------------------------------------------------
National Grid Group Plc.--Operates
   electricity and telecom networks.
   The group's electricity networks are
   located in the U.K., U.S. and Australia,
   in addition to having joint ventures
   in Argentina and the Zambian
   Copperbelt. The group's telecom
   networks are located in Argentina,
   Brazil, Chile and Poland. The group
   also owns approximately 33% of
   Energy Plc. supplying voice, data
   and internet services.                               $ 5,711,979         2.2%
--------------------------------------------------------------------------------
Lattice Group Plc.--The group's main
   subsidiary, Transco owns and operates
   the U.K.'s gas transportation systems
   through some 275,000 kilometers of
   pipeline and runs a number of
   liquefied natural gas storage
   facilities. The group also has
   interests in telecom and fiber optic
   networks, truck leasing, and
   scientific and engineering consulting
   services.                                              5,699,565         2.1
--------------------------------------------------------------------------------
SK Telecom Co., Ltd.--An affiliate
   of SK Group, offering mobile
   telecommunications and paging
   services in South Korea. The
   company's wireless services include
   Internet access and real-time stock
   market information. SK Telecom
   provides Internet online services
   such as news, electronic mail, online
   games, shopping, chatting and web
   hosting.                                               5,652,107         2.1
--------------------------------------------------------------------------------
                                                        $73,322,138        27.6%


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10 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                          ----------------------
                                                          SECTOR DIVERSIFICATION
                                                          ----------------------

SECTOR DIVERSIFICATION
June 30, 2002

                                                                      Percent of
                                                    U.S. $ Value      Net Assets
--------------------------------------------------------------------------------
Aerospace & Defense                                 $    635,452            0.2%
--------------------------------------------------------------------------------
Basic Industries                                      11,918,086            4.5
--------------------------------------------------------------------------------
Consumer Services                                     48,685,788           18.4
--------------------------------------------------------------------------------
Consumer Staples                                      13,667,304            5.2
--------------------------------------------------------------------------------
Energy                                                33,562,473           12.7
--------------------------------------------------------------------------------
Finance                                               50,988,354           19.2
--------------------------------------------------------------------------------
Healthcare                                            18,872,558            7.1
--------------------------------------------------------------------------------
Multi-Industry                                           827,671            0.3
--------------------------------------------------------------------------------
Technology                                            18,118,501            6.8
--------------------------------------------------------------------------------
Transportation                                        21,978,121            8.3
--------------------------------------------------------------------------------
Utilities                                             34,604,096           13.0
--------------------------------------------------------------------------------
Total Investments*                                   253,858,404           95.7
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities              11,375,039            4.3
--------------------------------------------------------------------------------
Net Assets                                          $265,233,443          100.0%
--------------------------------------------------------------------------------

*     Excludes short-term obligations.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2002

Company                                                    Shares   U.S. $ Value
--------------------------------------------------------------------------------

Common & Preferred Stocks-95.7%

Australia-2.3%
Commonwealth Serum Lab, Ltd. ....................         252,600     $4,576,034
Qantas Airways, Ltd. ............................         609,045      1,577,165
                                                                      ----------
                                                                       6,153,199
                                                                      ----------
Austria-0.6%
Flughafen Wien AG ...............................          43,627      1,496,433
                                                                      ----------
Belgium-1.1%
Interbrew .......................................          98,380      2,818,867
                                                                      ----------

Brazil-3.5%
Brasil Telecom Participacoes, SA (ADR) ..........          15,000        424,650
Companhia de Saneamento Basico do
   Estado de Sao Paulo (SABESP) (ADR) ...........          60,000        522,000
Companhia Paranaense de Energia-Copel
   (ADR) ........................................          70,000        283,500
Companhia Vale do Rio Doce
   (ADR)(a) .....................................          18,000        467,100
   Sponsored ADR ................................          48,100      1,330,927
Eletropaulo Metropolitana, SA pfd ...............       2,500,000         38,839
Empresa Brasileira de Aeronautica, SA
   (Embraer) (ADR) ..............................          29,694        635,452
Gerdau, SA pfd ..................................     155,583,870      1,611,385
Investimentos Itau, SA pfd ......................       1,767,401      1,187,014
   pfd Receipt(a) ...............................          61,988         41,632
Petroleo Brasileiro, SA (ADR) ...................         144,000      2,505,600
Tele Norte Leste Participacoes, SA (ADR) ........          30,000        298,500
                                                                      ----------
                                                                       9,346,599
                                                                      ----------
Chile-0.1%
Enersis, SA (ADR)(a) ............................          42,000        243,180
                                                                      ----------

China-1.7%
Beijing Capital International Airport Co., Ltd. .       9,478,000      2,284,514
China Petroleum and Chemical Corp.(a) ...........      11,969,000      2,133,006
                                                                      ----------
                                                                       4,417,520
                                                                      ----------
Czech Republic-0.5%
Komercni Banka AS ...............................          25,773      1,317,367
                                                                      ----------

Egypt-1.1%
Eastern Co. for Tobacco & Cigarettes ............         162,824      1,429,078
Egyptian Co. for Mobile Services ................         233,275      1,376,623
                                                                      ----------
                                                                       2,805,701
                                                                      ----------


--------------------------------------------------------------------------------
12 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

Finland-1.6%
Fortum OYJ ...................................         256,359       $ 1,475,653
Sampo OYJ ....................................         180,157         1,402,817
TietoEnator OYJ ..............................          55,473         1,366,924
                                                                     -----------
                                                                       4,245,394
                                                                     -----------
France-9.3%
BNP Paribas, SA(a) ...........................         172,945         9,545,941
Dassault Systems, SA .........................          59,900         2,730,620
Sanofi-Synthelabo, SA ........................          90,729         5,508,706
TF1-TV Francaise .............................          92,890         2,482,111
STMicroelectronics NV ........................         114,569         2,851,355
TotalFinaElf Series B ........................           9,354         1,515,730
                                                                     -----------
                                                                      24,634,463
                                                                     -----------
Germany-5.0%
Deutsche Lufthansa AG(a) .....................          88,025         1,232,018
Deutsche Post AG .............................         345,965         4,381,855
Fraport AG ...................................         120,344         2,829,017
Stinnes AG ...................................         172,100         4,953,207
                                                                     -----------
                                                                      13,396,097
                                                                     -----------
Ghana-0.4%
Ashanti Goldfields Co., Ltd. (GDR)(a) ........         242,500         1,190,675
                                                                     -----------

Greece-0.6%
Public Power Corp. ...........................         122,000         1,736,400
                                                                     -----------

Hong Kong-1.7%
China Unicom, Ltd.(a) ........................       1,348,000         1,036,956
CNOOC, Ltd. ..................................       1,462,000         1,958,768
Shanghai Industrial Holdings, Ltd. ...........         733,000         1,419,058
                                                                     -----------
                                                                       4,414,782
                                                                     -----------
Hungary-0.7%
OTP Bank Rt. .................................         248,496         1,950,439
                                                                     -----------

Italy-4.8%
Acegas SpA ...................................         251,400         1,523,923
Enel SpA .....................................         245,348         1,402,598
ENI SpA ......................................         399,732         6,343,333
Telecom Italia SpA ...........................         640,000         3,387,482
                                                                     -----------
                                                                      12,657,336
                                                                     -----------


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Japan-13.9%
East Japan Railway Co. .........................          1,003      $ 4,695,285
Japan Air Lines Co., Ltd.(a) ...................        991,000        2,795,043
Japan Tobacco, Inc. ............................          1,404        9,419,359
Nippon Telegraph & Telephone Corp. .............          1,028        4,229,005
Nomura Holdings, Inc. ..........................        553,000        8,121,495
NTT DoCoMo, Inc. ...............................          2,472        6,085,113
West Japan Railway Co. .........................            379        1,530,674
                                                                     -----------
                                                                      36,875,974
                                                                     -----------
Malaysia-0.2%
Maxis Communications Berhad(a)(b) ..............        365,000          465,855
                                                                     -----------

Mexico-5.5%
America Movil, SA de CV Series L(a) ............         97,406        1,305,240
Grupo Aeroportuario del Sureste,
   SA de CV (ADR) ..............................         41,000          528,900
Grupo Financiero Banorte, SA de CV
   Series O(a) .................................      2,199,877        5,062,894
Grupo Financiero BBVA Bancomer,
   SA de CV(a) .................................      1,900,000        1,549,037
Telefonos de Mexico, SA de CV Cl. L (ADR) ......         94,406        3,028,544
Tubos de Acero de Mexico, SA (ADR) .............        338,000        3,109,600
                                                                     -----------
                                                                      14,584,215
                                                                     -----------
Netherlands-1.7%
ING Groep NV ...................................        175,543        4,498,623
                                                                     -----------

Norway-0.7%
Telenor ASA ....................................        493,600        1,745,422
                                                                     -----------

Peru-0.3%
Exsa, SA(b) ....................................      2,097,115          827,671
                                                                     -----------

Poland-0.7%
Polski Koncern Naftowy, SA (GDR)(a) ............        200,300        1,762,640
                                                                     -----------

Russia-1.9%
AO VimpelCom (ADR)(a) ..........................         47,400        1,206,804
Mobile Telesystems (ADR) .......................         37,800        1,144,962
YUKOS (ADR) ....................................         18,500        2,571,500
                                                                     -----------
                                                                       4,923,266
                                                                     -----------


--------------------------------------------------------------------------------
14 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Singapore-0.9%
DBS Group Holdings, Ltd. .....................          349,535      $ 2,453,919
                                                                     -----------

South Africa-1.0%
Iscor, Ltd.(a) ...............................          624,190        1,324,222
M-Cell, Ltd. .................................        1,133,700        1,279,102
                                                                     -----------
                                                                       2,603,324
                                                                     -----------
South Korea-6.6%
Kookmin Bank .................................          106,731        5,181,289
   (ADR) .....................................           78,733        3,869,727
POSCO  .......................................           25,990        2,884,177
SK Telecom Co., Ltd. .........................           25,230        5,652,107
                                                                     -----------
                                                                      17,587,300
                                                                     -----------
Spain-2.0%
Iberia Lineas Aereas de Espana, SA(a) ........          935,583        1,632,219
Indra Sistemas, SA ...........................          435,600        3,756,805
                                                                     -----------
                                                                       5,389,024
                                                                     -----------
Sweden-1.5%
Eniro AB .....................................          507,600        3,884,399
                                                                     -----------

Switzerland-0.5%
Unique Zurich Airport(a) .....................           18,000        1,393,805
                                                                     -----------

Taiwan-3.0%
Taipei Bank ..................................        6,014,000        4,806,160
Taiwan Semiconductor Manufacturing Co.,
   Ltd.(a) ...................................        1,582,123        3,220,125
                                                                     -----------
                                                                       8,026,285
                                                                     -----------
Thailand-1.6%
PTT Public Co., Ltd. .........................        2,042,000        1,768,816
Ratchaburi Electricity Generating Holding
   Public Co., Ltd. ..........................        6,181,900        2,603,062
                                                                     -----------
                                                                       4,371,878
                                                                     -----------
Trinidad & Tobago-0.5%
B.W.I.A. International Airways, Ltd.(a) ......        2,727,272        1,227,272
                                                                     -----------

Turkey-0.6%
Dogan Yayin Holding AS(a) ....................      864,005,490        1,580,332
                                                                     -----------


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                   (000)     U.S. $ Value
--------------------------------------------------------------------------------

United Kingdom-13.3%
BP Plc. .......................................         512,290     $  4,303,939
British Sky Broadcasting Group Plc.(a) ........         272,476        2,613,229
BT Group Plc.(a) ..............................       1,054,800        4,052,932
Capita Group Plc. .............................         466,451        2,219,010
Centrica Plc. .................................         885,000        2,739,290
Lattice Group Plc. ............................       2,185,984        5,699,565
Mersey Docks & Harbour Co. ....................         184,032        1,665,378
National Grid Group Plc. ......................         803,900        5,711,979
United Customer Management Solutions(a)(b) ....       3,929,640        1,768,338
Vodafone Group Plc. ...........................       3,238,962        4,444,747
                                                                    ------------
                                                                      35,218,407
                                                                    ------------
United States-4.3%
Affiliated Computer Services, Inc. Cl. A(a) ...          56,600        2,687,368
deCode Genetics, Inc.(a) ......................         234,100        1,095,588
Pharmacia Corp. ...............................         205,400        7,692,230
                                                                    ------------
                                                                      11,475,186
                                                                    ------------
Venezuela-0.0%
Compania Anonima Nacional Telefonos
   de Venezuela (ADR) .........................           9,779          139,155
                                                                    ------------

Total Common & Preferred Stocks
   (cost $243,554,933) ........................                      253,858,404
                                                                    ------------

SHORT-TERM INVESTMENT-0.9%
Time Deposit-0.9%
Wachovia GC
   1.88%, 7/01/02
   (cost $2,300,000) ..........................     $     2,300        2,300,000
                                                                    ------------

Total Investments-96.6%
   (cost $245,854,933) ........................                      256,158,404
Other assets less liabilities-3.4% ............                        9,075,039
                                                                    ------------

Net Assets-100% ...............................                     $265,233,443
                                                                    ============

(a)   Non-income producing security.

(b)   Illiquid securities, valued at fair value (see Note A).

      Glossary of Terms:

      ADR - American Depositary Receipt
      GDR - Global Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2002

Assets
Investments in securities, at value (cost $245,854,933) ....      $ 256,158,404
Cash .......................................................             76,884
Foreign cash, at value (cost $9,939,296) ...................         10,353,437
Receivable for investment securities sold ..................          3,286,144
Receivable for capital stock sold ..........................          1,010,329
Dividends and interest receivable ..........................            428,242
                                                                  -------------
Total assets ...............................................        271,313,440
                                                                  -------------
Liabilities
Payable for capital stock redeemed .........................          2,819,849
Payable for investment securities purchased ................          2,547,424
Advisory fee payable .......................................            221,711
Distribution fee payable ...................................            114,573
Accrued expenses ...........................................            376,440
                                                                  -------------
Total liabilities ..........................................          6,079,997
                                                                  -------------
Net Assets .................................................      $ 265,233,443
                                                                  =============
Composition of Net Assets
Capital stock, at par ......................................      $      32,986
Additional paid-in capital .................................        312,671,920
Accumulated net realized loss on investment and
   foreign currency transactions ...........................        (58,322,172)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities .....         10,850,709
                                                                  -------------
                                                                  $ 265,233,443
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($183,159,782/22,359,941 shares of capital stock
   issued and outstanding) .................................               $8.19
Sales charge--4.25% of public offering price ...............                 .36
                                                                           -----
Maximum offering price .....................................               $8.55
                                                                           =====
Class B Shares
Net asset value and offering price per share
   ($65,724,185/8,514,259 shares of capital stock
   issued and outstanding) .................................               $7.72
                                                                           =====
Class C Shares
Net asset value and offering price per share
   ($15,541,425/2,013,526 shares of capital stock
   issued and outstanding) .................................               $7.72
                                                                           =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($808,051/98,440 shares of capital stock
   issued and outstanding) .................................               $8.21
                                                                           =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 17

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended June 30, 2002

Investment Income
Dividends (net of foreign taxes withheld
   of $646,051) .............................    $  4,876,199
Interest ....................................          93,498      $  4,969,697
                                                 ------------
Expenses
Advisory fee ................................       2,929,220
Distribution fee--Class A ...................         597,180
Distribution fee--Class B ...................         744,314
Distribution fee--Class C ...................         184,411
Transfer agency .............................       1,372,597
Custodian ...................................         490,166
Printing ....................................         192,582
Administrative ..............................         148,000
Audit and legal .............................         111,527
Registration ................................          75,819
Directors' fees .............................          18,000
Miscellaneous ...............................          16,057
                                                 ------------
Total expenses ..............................                         6,879,873
                                                                   ------------
Net investment loss .........................                        (1,910,176)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized loss on investment
   transactions .............................                       (55,399,236)
Net realized gain on foreign currency
   transactions .............................                            84,539
Net change in unrealized
   appreciation/depreciation of:
     Investments ............................                        31,441,592
     Foreign currency denominated
       assets and liabilities ...............                           568,411
                                                                   ------------
Net loss on investment and foreign
   currency transactions ....................                       (23,304,694)
                                                                   ------------
Net Decrease in Net Assets from
   Operations ...............................                      $(25,214,870)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                 Year Ended        Year Ended
                                                  June 30,           June 30,
                                                    2002               2001
                                                =============     =============
Increase (Decrease) in Net Assets from
Operations
Net investment loss .......................     $  (1,910,176)    $    (509,986)
Net realized loss on investment and
   foreign currency transactions ..........       (55,314,697)       (3,252,334)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign
   currency denominated assets
   and liabilities ........................        32,010,003      (145,496,052)
                                                -------------     -------------
Net decrease in net assets from
   operations .............................       (25,214,870)     (149,258,372)
Distributions to shareholders from
Net realized gain on investments
   Class A ................................                -0-      (39,244,049)
   Class B ................................                -0-      (15,506,830)
   Class C ................................                -0-       (4,079,712)
   Advisor Class ..........................                -0-         (247,257)
Distribution in excess of net realized gain
   on investments
   Class A ................................                -0-         (216,890)
   Class B ................................                -0-          (85,702)
   Class C ................................                -0-          (22,547)
   Advisor Class ..........................                -0-           (1,367)
Capital Stock Transactions
Net decrease ..............................       (73,189,694)      (25,315,061)
                                                -------------     -------------
Total decrease ............................       (98,404,564)     (233,977,787)
Net Assets
Beginning of period .......................       363,638,007       597,615,794
                                                -------------     -------------
End of period .............................     $ 265,233,443     $ 363,638,007
                                                =============     =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2002

NOTE A

Significant Accounting Policies

Alliance Worldwide Privatization Fund, Inc. (the "Fund") organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge. Advisor Class shares are offered solely to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a


--------------------------------------------------------------------------------
20 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent,


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency gains, and net investment loss resulted in a net increase in accumulated net realized loss on investments and foreign currency transactions, decrease in accumulated net operating loss, and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays its Adviser, Alliance Capital Management L.P. (the "Adviser") a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. Pursuant to the advisory agreement, the Fund paid $148,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended June 30, 2002.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $858,654 for the year ended June 30, 2002.

For the year ended June 30, 2002, the Fund's expenses were reduced by $7,931 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $259,676 from the sale of Class A shares and $25,193, $109,126 and $2,429 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2002.

Brokerage commissions paid on investment transactions for the year ended June 30, 2002, amounted to $836,643, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $6,909,303 and $1,158,358 for Class B and Class C shares, respectively; such


--------------------------------------------------------------------------------
22 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term in vestments and U.S. government securities) aggregated $122,780,510 and $205,862,549, respectively, for the year ended June 30, 2002. There were no purchases or sales of U.S. government or government agency obligations for the year ended June 30, 2002.

At June 30, 2002, the cost of investments for federal income tax purposes was 245,906,407. Gross unrealized appreciation of investments was $45,780,286 and gross unrealized depreciation of investments was $35,528,289 resulting in net unrealized appreciation of $10,251,997, excluding foreign currency transactions.

NOTE E

Distributions To Shareholders

                                                     2002               2001
                                                 ==========       ==============
Distributions paid from:
  Ordinary income.........................       $       -0-      $   22,470,343
Net long-term capital gains...............               -0-          36,934,011
                                                 ----------       --------------
Total taxable distributions...............               -0-          59,404,354
                                                 ----------       --------------
Total distributions paid..................       $       -0-      $   59,404,354
                                                 ==========       ==============

As of June 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ..................         $(58,322,172)(a)
Unrealized appreciation/(depreciation) ................           10,666,138
                                                                ------------
Total accumulated earnings/(deficit) ..................         $(47,656,034)
                                                                ============

(a) On June 30, 2002, the Fund had a net capital loss carryforward of $12,455,193 of which $2,674,544 expires in the year 2009, $9,780,649 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2002, the Fund deferred to July 1, 2002, post October capital losses of $45,815,505.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negoti-


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

ated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 2002, the Fund had no outstanding forward exchange currency contracts.

NOTE F

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C, and Advisor Class.

Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                    --------------------------------          ------------------------------
                                 Shares                                   Amount
                    --------------------------------          ------------------------------
                        Year Ended        Year Ended          Year Ended          Year Ended
                          June 30,          June 30,            June 30,            June 30,
                              2002              2001                2002                2001
                    ------------------------------------------------------------------------
Class A
Shares sold             20,653,456        29,177,365       $ 164,826,079       $ 293,342,458
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                 -0-        2,704,779                  -0-         27,913,315
--------------------------------------------------------------------------------------------
Shares converted
  from Class B             318,650           797,637           2,614,278           9,083,657
--------------------------------------------------------------------------------------------
Shares redeemed        (26,668,504)      (33,716,666)       (213,967,580)       (341,656,702)
--------------------------------------------------------------------------------------------
Net decrease            (5,696,398)       (1,036,885)      $ (46,527,223)      $ (11,317,272)
============================================================================================

Class B
Shares sold              1,021,040         1,852,311       $   7,839,994       $  19,890,612
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                 -0-        1,457,121                  -0-         14,352,642
--------------------------------------------------------------------------------------------
Shares converted
  to Class A              (337,100)         (831,701)         (2,614,278)         (9,083,657)
--------------------------------------------------------------------------------------------
Shares redeemed         (3,279,607)       (3,688,508)        (24,843,208)        (37,692,822)
--------------------------------------------------------------------------------------------
Net decrease            (2,595,667)       (1,210,777)      $ (19,617,492)      $ (12,533,225)
============================================================================================


--------------------------------------------------------------------------------
24 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                       ----------------------------        -----------------------------
                                    Shares                            Amount
                       ----------------------------        -----------------------------
                       Year Ended        Year Ended        Year Ended         Year Ended
                         June 30,          June 30,          June 30,           June 30,
                             2002              2001              2002               2001
                       -----------------------------------------------------------------
Class C
Shares sold               968,938        1,589,889       $  7,336,447       $ 15,824,500
----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                -0-         391,426                 -0-         3,851,630
----------------------------------------------------------------------------------------
Shares redeemed        (1,838,098)      (2,133,776)       (13,945,850)       (20,880,341)
----------------------------------------------------------------------------------------
Net decrease             (869,160)        (152,461)      $ (6,609,403)      $ (1,204,211)
========================================================================================

Advisor Class
Shares sold                62,339           26,883       $    484,912       $    296,886
----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                -0-          22,170                 -0-           228,352
----------------------------------------------------------------------------------------
Shares redeemed          (117,314)         (80,930)          (920,488)          (785,591)
----------------------------------------------------------------------------------------
Net decrease              (54,975)         (31,877)      $   (435,576)      $   (260,353)
========================================================================================

NOTE G

Concentration of Risk

Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies. The Fund invests in securities issued by enterprises that are undergoing, or that have undergone, privatization. Privatization is a process through which the ownership and control of companies or assets in whole or in part are transferred from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Therefore, the Fund is susceptible to the government re-nationalization of these enterprises and economic factors adversely affecting the economics of these countries. In addition, these securities created through privatization may be less liquid and subject to greater volatility than securities of more developed countries.

NOTE H

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility")


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the facility during the year ended June 30, 2002.


--------------------------------------------------------------------------------
26 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             ----------------------------------------------------------------------
                                                                            Class A
                                             ----------------------------------------------------------------------
                                                                      Year Ended June 30,
                                             ----------------------------------------------------------------------
                                                 2002          2001          2000             1999             1998
                                             ----------------------------------------------------------------------
Net asset value,
  beginning of period .................      $   8.76      $  13.57      $  11.84         $  12.67         $  13.26
                                             ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment
  income (loss)(a) ....................          (.03)          .02          (.04)              -0-             .10
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ........................          (.54)        (3.45)         2.83              .93              .85
                                             ----------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..........................          (.57)        (3.43)         2.79              .93              .95
                                             ----------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...................            -0-           -0-           -0-            (.12)            (.18)
Distributions from net realized
  gains on investment
  and foreign currency
  transactions ........................            -0-        (1.37)        (1.06)           (1.64)           (1.36)
Distributions in excess of
  net realized gains on
  investments .........................            -0-         (.01)           -0-              -0-              -0-
                                             ----------------------------------------------------------------------
Total dividends and
  distributions .......................            -0-        (1.38)        (1.06)           (1.76)           (1.54)
                                             ----------------------------------------------------------------------
Net asset value,
  end of period .......................      $   8.19      $   8.76      $  13.57         $  11.84         $  12.67
                                             ======================================================================
Total Return
Total investment return based
  on net asset value(b) ...............         (6.51)%      (26.81)%       24.26%            9.86%            9.11%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................      $183,160      $245,873      $394,665         $340,194         $467,960
Ratio of expenses to average
  net assets ..........................          2.10%         1.81%         1.74%(c)         1.92%(c)         1.73%
Ratio of net investment
  income (loss) to average
  net assets ..........................          (.40)%         .14%         (.31)%           (.01)%            .80%
Portfolio turnover rate ...............            43%           42%           67%              58%              53%

See footnote summary on page 31.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                           ----------------------------------------------------------------------
                                                                         Class B
                                           ----------------------------------------------------------------------
                                                                    Year Ended June 30,
                                           ----------------------------------------------------------------------
                                              2002         2001          2000              1999              1998
                                           ----------------------------------------------------------------------
Net asset value,
  beginning of period ................     $  8.32      $ 13.06      $  11.50          $  12.37          $  13.04
                                           ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment
  income (loss)(a) ...................        (.09)        (.07)         (.13)             (.08)              .02
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions .......................        (.51)       (3.29)         2.75               .89               .82
                                           ----------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .........................        (.60)       (3.36)         2.62               .81               .84
                                           ----------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ..................          -0-          -0-           -0-             (.04)             (.15)
Distributions from net realized
  gains on investment
  and foreign currency
  transactions .......................          -0-       (1.37)        (1.06)            (1.64)            (1.36)
Distributions in excess of
  net realized gains on
  investments ........................          -0-        (.01)           -0-               -0-               -0-
                                           ----------------------------------------------------------------------
Total dividends and
  distributions ......................          -0-       (1.38)        (1.06)            (1.68)            (1.51)
                                           ----------------------------------------------------------------------
Net asset value,
  end of period ......................     $  7.72      $  8.32      $  13.06          $  11.50          $  12.37
                                           ======================================================================
Total Return
Total investment return based
  on net asset value(b) ..............       (7.21)%     (27.37)%       23.45%             8.91%             8.34%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ....................     $65,724      $92,446      $160,847          $117,420          $156,348
Ratio of expenses to average
  net assets .........................        2.89%        2.56%         2.47%(c)          2.63%(c)          2.45%
Ratio of net investment
  income (loss) to average
  net assets .........................       (1.19)%       (.64)%       (1.02)%           (1.43)%             .20%
Portfolio turnover rate ..............          43%          42%           67%               58%               53%

See footnote summary on page 31.


--------------------------------------------------------------------------------
28 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                              ---------------------------------------------------------------------
                                                                            Class C
                                              ---------------------------------------------------------------------
                                                                       Year Ended June 30,
                                              ---------------------------------------------------------------------
                                                 2002          2001          2000             1999             1998
                                              ---------------------------------------------------------------------
Net asset value,
  beginning of period ...................     $  8.32       $ 13.05       $ 11.50          $ 12.37          $ 13.04
                                              ---------------------------------------------------------------------
Income From Investment
  Operations
Net investment
  income (loss)(a) ......................        (.09)         (.06)         (.12)            (.08)             .05
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ..........................        (.51)        (3.29)         2.73              .89              .79
                                              ---------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ............................        (.60)        (3.35)         2.61              .81              .84
                                              ---------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .....................          -0-           -0-           -0-            (.04)            (.15)
Distributions from net realized
  gains on investment
  and foreign currency
  transactions ..........................          -0-        (1.37)        (1.06)           (1.64)           (1.36)
Distributions in excess of
  net realized gains on
  investments ...........................          -0-         (.01)           -0-              -0-              -0-
                                              ---------------------------------------------------------------------
Total dividends and
  distributions .........................          -0-        (1.38)        (1.06)           (1.68)           (1.51)
                                              ---------------------------------------------------------------------
Net asset value,
  end of period .........................     $  7.72       $  8.32       $ 13.05          $ 11.50          $ 12.37
                                              =====================================================================
Total Return
Total investment return based
  on net asset value(b)  ................       (7.21)%      (27.30)%       23.37%            8.91%            8.34%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .......................     $15,541       $23,976       $39,598          $20,397          $26,635
Ratio of expenses to average
  net assets ............................        2.85%         2.56%         2.44%(c)         2.63%(c)         2.44%
Ratio of net investment
  income (loss) to average
  net assets ............................       (1.18)%        (.62)%        (.94)%          (1.44)%            .38%
Portfolio turnover rate .................          43%           42%           67%              58%              53%

See footnote summary on page 31.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 29

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                --------------------------------------------------------------------
                                                                            Advisor Class
                                                --------------------------------------------------------------------
                                                                         Year Ended June 30,
                                                --------------------------------------------------------------------
                                                  2002          2001          2000             1999             1998
                                                --------------------------------------------------------------------
Net asset value,
  beginning of period ....................      $ 8.76       $ 13.53        $11.77           $12.63           $13.23
                                                --------------------------------------------------------------------
Income From Investment
  Operations
Net investment
  income (loss)(a) .......................        (.01)          .04            -0-             .02              .19
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ...........................        (.54)        (3.43)         2.82              .93              .80
                                                --------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .............................        (.55)        (3.39)         2.82              .95              .99
                                                --------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ......................          -0-           -0-           -0-            (.17)            (.23)
Distributions from net realized
  gains on investment
  and foreign currency
  transactions ...........................          -0-        (1.37)        (1.06)           (1.64)           (1.36)
Distributions in excess of
  net realized gains on
  investments ............................          -0-         (.01)           -0-              -0-              -0-
                                                --------------------------------------------------------------------
Total dividends and
  distributions ..........................          -0-        (1.38)        (1.06)           (1.81)           (1.59)
                                                --------------------------------------------------------------------
Net asset value,
  end of period ..........................      $ 8.21       $  8.76        $13.53           $11.77           $12.63
                                                ====================================================================
Total Return
Total investment return based
  on net asset value(b)  .................       (6.28)%      (26.58)%       24.68%           10.12%            9.48%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ........................      $  808       $ 1,343        $2,506           $1,610           $1,716
Ratio of expenses to average
  net assets .............................        1.80%         1.50%         1.43%(c)         1.62%(c)         1.45%
Ratio of net investment
  income (loss) to average
  net assets .............................        (.18)%         .38%          .01%             .37%            1.48%
Portfolio turnover rate ..................          43%           42%           67%              58%              53%

See footnote summary on page 31.


--------------------------------------------------------------------------------
30 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                   Year Ended June 30,
                                   -------------------
                                    2000        1999
                                   -------------------
      Class A.............          1.73%       1.91%
      Class B.............          2.46%       2.62%
      Class C.............          2.43%       2.61%
      Advisor Class.......          1.42%       1.61%


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 31

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Alliance Worldwide Privatization Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Worldwide Privatization Fund, Inc. (the "Fund") at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
August 12, 2002


--------------------------------------------------------------------------------
o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

privatization

The process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization, a government or state enterprise to some form of private ownership.

sector

A group of securities that are similar with respect to maturity, type rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 33

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $412 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 37 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/02.


--------------------------------------------------------------------------------
34 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 35

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Mark H. Breedon, Senior Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Jean Van De Walle, Vice President
Michael Levy, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee


--------------------------------------------------------------------------------
36 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                               PORTFOLIOS
                                                                                                 IN FUND         OTHER
  NAME, ADDRESS,                                          PRINCIPAL                              COMPLEX      DIRECTORSHIPS
  AGE OF DIRECTOR                                       OCCUPATION(S)                          OVERSEEN BY      HELD BY
(YEARS OF SERVICE*)                                  DURING PAST 5 YEARS                        DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

John D. Carifa,** 57,                    President, Chief Operating Officer and a                  118             None
1345 Avenue of the                       Director of ACMC, with which he has been
Americas,                                associated with since prior to 1997.
New York, NY 10105 (8)

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,                        Formerly an Executive Vice President and                  92              None
P.O. Box 4623,                           the Chief Insurance Officer of The
Stamford, CT 06903 (8)                   Equitable Life Assurance Society of the
                                         United States; Chairman and Chief
                                         Executive Officer of Evlico; a Director
                                         of Avon, Tandem Financial Group,
                                         Donaldson, Lufkin & Jenrette Securities
                                         Corporation, Ecolab Incorporated
                                         (specialty chemicals) and BP Amoco
                                         Corporation (oil and gas).

David H. Dievler,#+ 72,                  Independent consultant. Until December                    99              None
P.O. Box 167,                            1994, Senior Vice President of ACMC
Spring Lake,                             responsible for mutual fund
New Jersey 07762 (8)                     administration. Prior to joining ACMC in
                                         1984, Chief Financial Officer of
                                         Eberstadt Asset Management since 1968.
                                         Prior to that, Senior Manager at Price
                                         Waterhouse & Co. Member of American
                                         Institute of Certified Public
                                         Accountants since 1953.

John H. Dobkin,#+ 60,                    Consultant. Currently, President of the                   95              None
P.O.Box 12,                              Board of Save Venice, Inc. (preservation
Annadale, NewYork 12504 (8)              organization). Formerly a Senior Advisor
                                         from June 1999-June 2000 and President
                                         from December 1989-May 1999 of Historic
                                         Hudson Valley (historic preservation).
                                         Previously, Director of the National
                                         Academy of Design. During 1988-92,
                                         Director and Chairman of the Audit
                                         Committee of ACMC.

William H. Foulk, Jr.,#+ 69,             Investment Adviser and an independent                     113             None
Room 100,                                consultant. Formerly Senior Manager of
2 Greenwich Plaza,                       Barrett Associates, Inc., a registered
Greenwich, Connecticut 06830 (8)         investment adviser, with which he had
                                         been associated since prior to 1997.
                                         Formerly Deputy Comptroller of the State
                                         of New York and, prior thereto, Chief
                                         Investment Officer of the New York Bank
                                         for Savings.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 37

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                                       PORTFOLIOS
                                                                                         IN FUND             OTHER
  NAME, ADDRESS,                                          PRINCIPAL                      COMPLEX          DIRECTORSHIPS
  AGE OF DIRECTOR                                       OCCUPATION(S)                  OVERSEEN BY          HELD BY
(YEARS OF SERVICE*)                                  DURING PAST 5 YEARS                DIRECTOR            DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel,#+ 62,                Senior Counsel of the law firm of Cahill           95             Placer Dome, Inc.
St. Bernard's Road,                      Gordon & Reindel since February 2001 and
Gladstone, New Jersey 07934 (8)          a partner of that firm for more than 25
                                         years prior thereto. President and Chief
                                         Executive Officer of Wenonah Development
                                         Company (investments) and a Director of
                                         the Placer Dome, Inc. (mining).

Donald J. Robinson,#+ 67,                Senior Counsel of the law firm of                  107            None
98 Hell's Peak Road,                     Orrick, Herrington & Sutcliffe LLP since
Weston, Vermont 05161 (6)                January 1997. Formerly a senior partner
                                         and a member of the Executive Committee
                                         of that firm. He was also a member and
                                         chairman of the Municipal Securities
                                         Rulemaking Board and a Trustee of the
                                         Museum of the City of New York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
38 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Officer Information

                                       Principal Occupation
Name, Address* and Age              Position(s) Held with Fund                    During Past 5 Years**
-----------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57                Chairman & President              See biography above.

Mark H. Breedon, 49               Senior Vice President             Vice President of ACMC and a Director and Senior Vice
                                                                    President of Alliance Capital Limited ("ACL") since prior to
                                                                    1997.

Thomas J. Bardong, 57             Vice President                    Senior Vice President of ACMC, with which he has been
                                                                    associated since prior to 1997.

Russell Brody, 35                 Vice President                    Vice President of ACMC, with which he has been associated
                                                                    since April 1997. Prior thereto, he was the head of European
                                                                    Equity Dealing of Lambard Odier et Cie since prior to 1997.

Michael Levy, 32                  Vice President                    Assistant Vice President of ACMC, with which he has been
                                                                    associated since prior to 1997.

Jean Van De Walle, 43             Vice President                    Vice President of ACMC, with which he has been associated
                                                                    since prior to 1997.

Edmund P. Bergan, Jr., 52         Secretary                         Senior Vice President and the General Counsel of Alliance
                                                                    Fund Distributors, Inc. ("AFD") and Alliance Global Investor
                                                                    Services, Inc. ("AGIS"), with which he has been associate
                                                                    since prior to 1997.

Mark D. Gersten, 51               Treasurer and Chief               Senior Vice President of AGIS, with which he has been
                                  Financial Officer                 associated since prior to 1997.

Vincent S. Noto, 37               Controller                        Vice President of AGIS, with which he has been associated
                                                                    since prior to 1997.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACL, ACMC, AFD, and AGIS are affiliates of the Fund.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLDWIDE PRIVATIZATION FUND o 39

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
Intermediate Municipal Portfolios
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
40 o ALLIANCE WORLDWIDE PRIVATIZATION FUND

Alliance Worldwide Privatization Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

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